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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

         Date of Report (date of earliest event reported): May 7, 2003


                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            (Exact name of Registrant as specified in its charter)




   Virginia                      32-0045263                     0-50230
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)

                                (703) 312-9500
               (Registrant's telephone number including area code)


Item 9. Regulation FD Disclosure (the following discussion is also furnished under "Item 12. Results of Operations and Financial Condition")

In accordance with SEC Release No. 33-8216, the following information is furnished under "Item 12. Results of Operations and Financial Condition", and is furnished under "Item 9. Regulation FD Disclosure".

1. On May 7, 2003, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the 1st quarter 2003. The entire text of that press release is attached hereto as Exhibit 99.1.

2. Friedman, Billings, Ramsey Group, Inc. furnishes herewith, as Exhibit 99.2, Unaudited Condensed Pro Forma Consolidated Statements of Operations for the Quarter Ended March 31, 2002.

3. Friedman, Billings, Ramsey Group, Inc. furnishes herewith, as Exhibit 99.3, a script of the prepared statements for the company's First Quarter 2003 Conference Call, May 7, 2003.


     Exhibit 99.1
     Friedman, Billings, Ramsey Group, Inc. Press Release dated May 7, 2003.

     Exhibit 99.2
     Unaudited Condensed Pro Forma Consolidated Statements of Operations for the Quarter Ended March 31, 2002.

     Exhibit 99.3
     Script of the prepared statements for the company's First Quarter 2003 Earnings Conference Call, May 7, 2003.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  May 7, 2003           By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Co-Chairman & Co-Chief Executive Officer